Exhibit 10.1      Execution Copy

                                WAIVER AGREEMENT

     This WAIVER AGREEMENT, dated as of May 14, 2001 (the "Waiver Agreement"), among MARVEL ENTERPRISES, INC. (the "Borrower"), the GUARANTORS party hereto, the LENDERS party hereto and CITIBANK, N.A., as Agent, Collateral Agent and Issuer.

                             PRELIMINARY STATEMENTS:

         (1) The Borrower, the Guarantors, the Lenders, the Agent, the Collateral Agent and the Issuer have entered into a Credit Agreement dated as of April 1, 1999 and amended pursuant to the First Amendment dated as of March 21, 2000, the Second Amendment dated as of June 1, 2000 and the Third Amendment dated as of August 9, 2000 (the "Credit Agreement").

         (2) Pursuant to the Credit Agreement, the Issuer has issued for the account of the Borrower certain Letters of Credit which are currently outstanding in the aggregate face amount of $17,547,333.53, as more fully described on Schedule 1 hereto (the "Outstanding LC's").

         (3) Certain Events of Default have occurred and are continuing under the Credit Agreement and the Borrower has requested that the Agent, the Collateral Agent, the Issuer and the Lenders waive such Events of Default. The Agent, the Collateral Agent, the Issuer and the Lenders are willing to waive such Events of Default, but only on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

     SECTION 1. Definitions. Unless otherwise defined herein, the terms defined in the Credit Agreement are used herein as therein defined, and the following terms shall have the following meanings:

               "Copyright Security Agreement" means the Copyright Security Agreement, dated as of May 14, 2001 among the Borrower, the
          Guarantors, and the Collateral Agent substantially in the form of Exhibit A hereto, as amended from time to time.

               "Effective Date" means the first date on which the conditions precedent specified in Section 5 shall have been satisfied or the satisfaction thereof shall have been waived in accordance with the terms hereof.

               "IP Collateral" means, collectively, all of the Collateral as defined in each of the Copyright Security Agreement and the Trademark Security Agreement.

               "IP Security Documents" means the Copyright Security Agreement and the Trademark Security Agreement and any instruments of assignment or other instruments or agreements executed pursuant to the foregoing.

               "Specified Events of Default" means (a) each Event of Default which has occurred or which may occur under Section 5.13, 5.14 or 5.15 of the Credit Agreement and (b) the Borrower's and the Guarantors' failure to comply with Section 9(B) of the Security Agreement, which requires that all proceeds of any Collateral (including all cash, checks, drafts, money orders and other payments in respect of Accounts) shall, within one (1) Business Day of receipt by the Borrower or a Guarantor, be deposited into a Blocked Account.

               "Termination Date" means the date of occurrence of an event of termination as provided in Section 3.

               "Trademark Security Agreement" means the Trademark Security Agreement, dated as of May 14, 2001 among the Borrower, the
          Guarantors, and the Agent substantially in the form of Exhibit B hereto as amended from time to time.

     SECTION 2. Waiver. Subject to the terms and conditions hereof, the Agent, the Collateral Agent, the Issuer and the Lenders hereby agree to waive the Specified Events of Default, whether now existing or occurring in the future;
provided, however, that the foregoing waiver will be of no further force or effect, and the Agent, the Collateral Agent, the Issuer and the Lenders will be entitled to exercise all of their rights and remedies under the Credit Agreement, the other Loan Documents and applicable law, upon the occurrence of the Termination Date. The foregoing waiver is not and shall not be construed as an amendment, waiver or modification of the Credit Agreement except as expressly provided herein.

     SECTION 3. Events of Termination. Upon the occurrence of any of the following events:

          (a) the Borrower or any Guarantor  shall default in the  observance or
     performance  of  any  agreement  or  covenant   contained  in  this  Waiver
     Agreement; or

          (b) the occurrence of a Default or Event of Default (other than the Specified Events of Default);

then, and in any such event, the waiver provided in Section 2 shall immediately and automatically terminate and have no force or effect.

     SECTION     4.      Representations,      Warranties     and     Covenants.


          (a) Each of the Borrower and the Guarantors represents and warrants that the execution and delivery by each of them of this Waiver Agreement and each IP Security Document and the performance by each such Obligor of its obligations hereunder and thereunder have been duly authorized by all necessary corporate, partnership or limited liability company action, as applicable, require no action by or in respect of, or filing with, any governmental body, agency or official (except for any such action or filing that has been taken and is in full force and effect) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate or articles of incorporation, by-laws or other constitutional document of such Obligor or of any material agreement, judgment, injunction, order, decree or other material instrument binding upon such Obligor or result in the creation or imposition of any Lien on any property or assets of such Obligor other than Liens created pursuant to the Collateral Documents and the IP Security Documents.

          (b) Each of the Borrower and the Guarantors represents and warrants that this Waiver Agreement and each IP Security Document have each been duly executed and delivered by such Obligor and constitutes a valid and binding agreement of such Obligor, in each case enforceable in accordance with its terms.

          (c) Each of the Borrower and the Guarantors represents and warrants that (i) except for the Specified Events of Default, no Default or Event of Default has occurred and is continuing under any of the Loan Documents and
     (ii) all representations and warranties of the Borrower and the Guarantors contained in the Loan Documents are true and correct in all material respects with the same effect as if made on and as of the date hereof, except that Section 4.19 of the Credit Agreement shall be deemed to exclude the Specified Events of Default.

          (d) Each of the Borrower and the Guarantors represents and warrants that: (i) Schedule 2 sets forth the names of all the Subsidiaries of the Borrower on the date hereof; (ii) Part A of Schedule 3 sets forth the addresses of the chief executive offices of the Borrower and each of the Guarantors and Part B of Schedule 3 sets forth the addresses of all other U.S. places of business of the Borrower and each of the Guarantors; (iii)
     Schedule 4 sets forth all of the locations (other than locations listed on Schedule 3) where the Borrower or any Guarantor maintains books or records relating to any Accounts; (iv) Schedule 5 sets forth all of the U.S. locations (other than locations listed on Schedule 3 or 4) where the Borrower or any Guarantor maintains any Inventory; (v) Schedule 6 sets forth the names and addresses of all Persons other than the Borrower and the Guarantors who have (or at any time in the past four months have had) possession of any of the Borrower's or any Guarantor's Inventory; (vi)
     Schedule 7 sets forth the name and location of each bailee with whom or where Inventory has been lodged at any time during the past four months; and (vii) Schedule 8 sets forth all of the names and locations of the financial institutions at which the Borrower or any Guarantor maintains an Operating Account (as defined in the Security Agreement).

          (e) The Borrower agrees that on the last Domestic Business Day of each month, commencing on the last Domestic Business Day of June 2001, the Borrower shall pay to the Agent an amount in cash in immediately available funds equal to at least $1,000,000 to be held by the Agent in the General Collateral Account to secure the payment of any LC Reimbursement Obligations arising from amounts drawn under the Outstanding LC's.

          (f) The Borrower agrees that on or before November 30, 2001, the Borrower shall either (a) pay to the Agent an amount in cash in immediately available funds equal to (i) 105% of the Aggregate LC Exposure less (ii) the amount of cash collateral already on deposit in the General Collateral Account, to be held by the Agent in the General Collateral Account to secure the payment of all LC Reimbursement Obligations arising from amounts drawn under the Outstanding LC's or (b) obtain for the benefit of the Agent on behalf of the Lenders a letter of credit, in form and substance satisfactory to the Agent, in a face amount equal to (i) 105% of the Aggregate LC Exposure less (ii) the amount of cash collateral on deposit in the General Collateral Account, which letter of credit (x) shall have an expiry date not earlier than the date 30 days after the final expiration date of the Outstanding LC having the latest expiration date, and (y) be available for drawing by the Agent to reimburse the Issuer and the Lenders in respect of any LC Reimbursement Obligations arising from amounts drawn under the Outstanding LC's.

          (g) The Borrower acknowledges and agrees that (i) as of the date hereof, the aggregate amount of the Commitments is reduced to $17,547,333.53 and (ii) from and after the date hereof, the Borrower shall have no right to request, and the Lenders and the Issuer shall not be obligated to make, issue or renew, as the case may be, any Loans or Letters of Credit; provided, however, that after the Effective Date the Issuer will issue at the request of the Borrower a new Letter of Credit in replacement of that certain Letter of Credit in favor of HSBC Bank USA, as more fully described on Schedule 1 hereto. Such replacement Letter of Credit (i) will have a stated expiry date not later than the fifth Domestic Business Day before the Termination Date (as defined in the Credit Agreement), (ii) will not be renewable and (iii) will otherwise have the same terms and conditions as the existing Letter of Credit, with such changes as may be mutually agreeable to the Issuer, Borrower and HSBC Bank USA.

          (h) The Borrower hereby agrees that, from and after the date hereof, and until such time as the requirements of paragraph (f) above have been satisfied in full, the LC Fee Rate applicable to the Outstanding LC's shall be increased by 2.0% per annum.

          (i) From and after the date hereof the Borrower shall comply with the requirements of Section 5.01(g)(ii) of the Credit Agreement providing for the delivery to the Lenders of a Borrowing Base Management Report on or prior to Wednesday of each calendar week (or if such Wednesday is not a Domestic Business Day, the next succeeding Domestic Business Day).

          (j) The Borrower acknowledges and agrees that upon the earlier of (i) the occurrence of an Event of Default and (ii) the date which is 90 days after the Effective Date, if the Borrower has not satisfied the requirements of paragraph (f) above in full on or prior to such date, the Agent will engage at the Borrower's expense, an appraiser (such appraiser to be chosen by the Collateral Agent in its sole discretion from the list set forth on Schedule 9 hereto) to perform an appraisal of the IP Collateral and the Borrower will cooperate with such appraiser by providing to it all documents, analyses, information and other materials in the possession of or reasonably available to the Borrower or any of its Subsidiaries pertaining to the IP Collateral.

         This Waiver Agreement constitutes a Loan Document under and as defined in the Credit Agreement, the Collateral Documents and each other Loan Document and each IP Security Document constitutes a Collateral Document under and as defined in the Credit Agreement and each other Loan Document. The failure of any of the representations and warranties contained in paragraphs (a), (b), (c) and
(d) above to be true and correct in all material respects will constitute an Event of Default under Section 6.01(d) of the Credit Agreement, the failure of the Borrower or any Guarantor to comply with any of the agreements contained in paragraphs (e), (f) and (j) above will constitute an Event of Default under
Section 6.01(b) of the Credit Agreement and the failure of the Borrower to comply with the requirements of paragraph (i) above will constitute an Event of Default under Section 6.01(c) of the Credit Agreement, provided that the cure period referred to in Section 6.01(c) of the Credit Agreement will be reduced to seven (7) days with respect to such Event of Default.

     SECTION 5. Conditions to Effectiveness. The effectiveness of this Waiver Agreement shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.

          (a) Receipt by the Agent of counterparts of this Waiver Agreement duly executed and delivered by the Borrower, each Guarantor and the Required Lenders.

          (b) The representations and warranties set forth in Section 4 hereof shall, in each case, be true and correct in all respects.

          (c) No Default or Event of Default, other than the Specified Events of Default, shall have occurred and be continuing.

          (d) The Agent shall have received counterparts of the Copyright Security Agreement and the Trademark Security Agreement executed on behalf of each Obligor which is a party thereto, together with all documents and instruments, including, without limitation, Uniform Commercial Code financing statements and documents in proper form for recordation with the United States Patent and Trademark Office and the United States Copyright Office, required by law or reasonably requested by the Agent to be filed, registered or recorded to create or perfect the security interests intended to be created under the IP Security Documents.

          (e) The Borrower shall have paid to the Agent an amount in cash in immediately available funds equal to at least $2,000,000 (including any amount currently on deposit in the General Collateral Account on the date hereof) to be held by the Agent in the General Collateral Account to secure the payment of any LC Reimbursement Obligations arising from amounts drawn under the Outstanding LC's.

          (f) All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or any other Obligors shall be reasonably satisfactory in form and substance to the Agent and its counsel; and the Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Agent or its counsel may have reasonably requested.

     SECTION 6. Continuing Effect of the Credit Agreement. The Borrower, each Guarantor, the Agent, the Collateral Agent, the Issuer and each Lender hereby acknowledge and agree that the Credit Agreement shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms, except as expressly waived or modified hereby.

     SECTION 7. No Limitation on Remedies. The Borrower and each Guarantor hereby acknowledge and agree that, upon the Termination Date, the waiver provided in Section 2 hereof shall become of no force and effect and the Agent, the Collateral Agent, the Issuer and the Lenders shall be free, in accordance with the Credit Agreement and the other Loan Documents, to declare the Obligations to be due and payable and to exercise and enforce, or to take steps to exercise and enforce, all other rights, powers, privileges and remedies available to them under the Credit Agreement, any other Loan Document or applicable law on account of the Specified Events of Default (or any other Default or Event of Default) as if this Waiver Agreement had not been entered into by the parties hereto.

     SECTION 8. No Waiver; Other Defaults or Events of Default. Nothing contained in this Waiver Agreement shall be construed or interpreted or is intended as a waiver of or limitation on any rights, powers, privileges or remedies that the Agent, the Collateral Agent, the Issuer or the Lenders have or may have under the Credit Agreement or any other Loan Document on account of any Event of Default (other than the Specified Events of Default).

     SECTION 9. Payment of Fees and Expenses. The Borrower agrees to pay or reimburse the Agent promptly after demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Waiver Agreement, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

     SECTION 10. Counterparts. This Waiver Agreement may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 11. GOVERNING LAW. THIS WAIVER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

     SECTION 12. Reservation of Rights. Notwithstanding anything contained in this Waiver Agreement to the contrary, the Borrower and each Guarantor acknowledges that the Agent and the Lenders do not waive, and expressly reserve, the right to exercise, at any time after the date hereof, any and all of their rights and remedies under the Credit Agreement, any other Loan Document and applicable law in respect of any Default or Event of Default other than the Specified Events of Default.

     SECTION 13. Consent of Guarantors. Each Guarantor hereby (i) consents to the transactions contemplated hereby and (ii) acknowledges and agrees that the guarantees (and all security therefor) contained in the Credit Agreement and the Collateral Documents are, and shall remain, in full force and effect after giving effect to this Waiver Agreement and all other prior modifications to the Credit Agreement.

SECTION 14.       Releases; Indemnities.

          (a) In further consideration of the Agent's, the Collateral Agent's, the Issuer's and the Lenders' execution of this Waiver Agreement, the

     Borrower and each of the Guarantors (collectively, the "Releasors") hereby release the Agent, the Collateral Agent, the Issuer, the Lenders and their direct and indirect stockholders and other affiliates, officers, employees, directors and agents (collectively, the "Releasees") from any and all claims, demands, liabilities, responsibilities, disputes, causes of action (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent (collectively, the "Claims") that the Borrower or any other Releasor may have against Releasees, arising from or relating to any actions or inactions of Releasees on or prior to the date hereof with respect to the Credit Agreement, any of the other Loan Documents, the Obligations, the Collateral, any other property securing the Obligations, or this Waiver Agreement, including any action taken by any Releasee to enforce its rights or remedies, including any right of set-off or similar remedy hereafter undertaken. For purposes of the release contained in this paragraph, the terms "Borrower" and "Guarantors" shall also include each of their respective successors and assigns, including, without limitation, any trustee, receiver or other representative acting on behalf of any such person.

          (b) The Borrower and the Guarantors agree that their obligations to indemnify and hold Releasees harmless as set forth in Section 10.03 of the Credit Agreement shall include any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by or on behalf of any person, including, without limitation, present or former officers, directors, agents, trustees, creditors, partners or shareholders of the Borrower or any of the Guarantors, whether threatened or initiated, asserting any claim or legal or equitable remedy under any statute, regulation or common law principle, arising from or relating to the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Waiver Agreement or any other document or instrument executed in connection herewith. The foregoing indemnity shall survive the payment in full of the Obligations and the Credit Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

                               MARVEL ENTERPRISES, INC.,
                                       as Borrower

                               By      /s/
                                      ---------------------------
                                      Name  Allen S. Lipson
                                      Title Executive Vice President, Business

                                            & Legal Affairs

                               MARVEL ENTERTAINMENT GROUP, INC.,
                                       as Guarantor

                               By       /s/
                                      -----------------------------
                                      Name  Allen S. Lipson
                                      Title    Vice President

                               MEI HOLDING COMPANY S CORP.,
                                       as Guarantor

                               By       /s/
                                      --------------------------
                                      Name  Allen S. Lipson
                                      Title    Vice President

                               MEI HOLDING COMPANY F CORP.,
                                       as Guarantor

                               By       /s/
                                      ---------------------------
                                      Name  Allen S. Lipson
                                      Title    Vice President

                               MARVEL CHARACTERS, INC.,
                                       as Guarantor

                               By       /s/
                                      --------------------------
                                      Name  Allen S. Lipson
                                      Title    Vice President

                               MARVEL RESTAURANT VENTURE CORP.,
                                       as Guarantor

                               By       /s/
                                      --------------------------
                                      Name  Allen S. Lipson
                                      Title    Vice President

                             MRV, INC., as Guarantor

                               By       /s/
                                      -------------------------
                                      Name  Allen S. Lipson
                                      Title    Vice President

                               CITIBANK, N.A., as Agent and Collateral Agent


                               By       /s/
                                      --------------------------
                                      Name: Miles D. McManus
                                      Title: Vice President

                               CITIBANK, N.A., as Issuer

                               By      /s/
                                      -------------------------
                                      Name: Miles D. McManus
                                      Title: Vice President

                               CITIBANK, N.A., as Lender


                               By       /s/
                                      --------------------------
                                      Name: Miles D. McManus
                                      Title: Vice President

                               HELLER FINANCIAL, INC., as Lender


                               By       /s/
                                      --------------------------
                                      Name   Tara Urobel
                                      Title  Vice President

                             AMSOUTH BANK, as Lender

                               By

                                      ---------------------------
                                      Name
                                      Title

Schedule 1  Outstanding LC's
Schedule 2  Subsidiaries
Schedule 3  Chief Executive Offices
Schedule 4  Location of Books and Records
Schedule 5  U.S. Locations of Inventory
Schedule 6  Persons who have possession of Inventory
Schedule 7  Bailees
Schedule 8  Operating Accounts
Schedule 9  List of Appraisers

The schedules shall be funished supplementary to the Commission upon request.